UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 24, 2005
                                                         ----------------


                             ST. JUDE MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

Minnesota                        0-8672                  41-1276891
---------                        ------                  ----------
(State or other jurisdiction     (Commission            (IRS Employer
of incorporation)                File Number)        Identification No.)


One Lillehei Plaza, St. Paul, MN                         55117
--------------------------------                         -----
(Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (651) 483-2000
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01  Other Events

St. Jude Medical has received a civil subpoena from the United States Department of Justice U.S. Attorney's Office in Boston requesting documents on general industry practices related to pacemakers, ICDs, leads and related products. The information requested covers the period beginning January 2000. St. Jude Medical intends to cooperate in responding to the request.







































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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ST. JUDE MEDICAL, INC.


Date:  October 25, 2005                       By: /s/ Kevin T. O'Malley
       ------------------------------             -----------------------------
                                                  Kevin T. O'Malley
                                                  Vice President and
                                                  General Counsel